Exhibit 99.1

   Investor Presentation  November 2018

   Forward-Looking Statements  Moving Infrastructure Forward — Investor Presentation, November 2018  2  Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Arcosa’s estimates, expectations, beliefs, intentions or strategies for the future. Arcosa uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this presentation, and Arcosa expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, except as required by federal securities laws. Forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to assumptions, risks and uncertainties regarding achievement of the expected benefits of Arcosa’s spin-off from Trinity Industries, Inc. (NYSE:TRN); tax treatment of the spin-off; market conditions and customer demand for Arcosa’s business products and services; the cyclical nature of, and seasonal or weather impact on, the industries in which Arcosa competes; competition and other competitive factors; governmental and regulatory factors; changing technologies; availability of growth opportunities; market recovery; improving margins; and Arcosa’s ability to execute its long-term strategy, and such forward-looking statements are not guarantees of future performance. For further discussion of such risks and uncertainties, see “Information Statement Summary”, “Risk Factors” and “Forward-Looking Statements” in the information statement filed as an exhibit to Arcosa’s Registration Statement on Form 10, as amended.

   How to Find Us  Moving Infrastructure Forward — Investor Presentation, November 2018  3  Investor ContactInvestorResources@arcosa.com  NYSE tickerACA  Our websitewww.arcosa.com  HeadquartersArcosa, Inc.500 North Akard StreetDallas, Tx 75201

 Agenda  Company overview and strategic roadmapBusiness segment highlightsFinancial overview and capital allocation strategy  Moving Infrastructure Forward — Investor Presentation, November 2018  4

       Enhances Focus of Each Company  Arcosa to focus on growing market opportunities in infrastructure spendingTrinity Industries to operate integrated rail leasing, manufacturing, and services business  Moving Infrastructure Forward — Investor Presentation, November 2018  5  Enables Each Company to Optimize Capital Structure  Enables Arcosa and Trinity to Pursue Distinct Growth Strategies  Strategic Rationale  For the separation of Arcosa from Trinity Industries

   Moving Infrastructure Forward — Investor Presentation, November 2018  6  $182MEBITDA  ~$200MCash at spin, with no material outstanding debt  $1.4BRevenue  Arcosa By the Numbers  A new public company with an established operating history and financial flexibility  ~40Operating Locations across N. America  $119MOperating Profit  85+Years of Operating History  Note: Revenue, Operating Profit, and EBITDA are LTM 06/30/2018. See EBITDA reconciliation in Appendix

   Established businesses with additional potential to thrive in Arcosa’s new structure  Moving Infrastructure Forward — Investor Presentation, November 2018  7    Revenue  Note: Revenue and Adj. EBITDA margin are LTM 06/30/2018. See Adjusted EBITDA reconciliation in Appendix    $785M  ENERGY  WIND TOWERS  UTILITY STRUCTURES  STORAGE TANKS    $353M  COMPONENTS  BARGES  TRANSPORTATION    CONSTRUCTION  $288M  AGGREGATES  SPECIALTY MATERIALS  CONSTRUCTION SITE SUPPORT  Markets      Adj. EBITDA margin  12%  16%  26%

   Moving Infrastructure Forward — Investor Presentation, November 2018  8  Investment Case  Stage 1 plan underway to execute on our long term vision  Established businesses with additional potential to thrive in Arcosa’s new structure  Barge recovery to provide near term growth  Experienced leadership team with a common vision  Expected Revenue and EBITDA growth in 2019  Broad infrastructure market exposure creates opportunities for growth and strategic optionality

 Moving Infrastructure Forward — Investor Presentation, November 2018  9  Long term vision for Arcosa  Improve returns on invested capital  Grow in attractive markets where we can achieve sustainable competitive advantages  Reduce the complexity and cyclicality of the overall business

           Stage 1 Priorities  Moving Infrastructure Forward — Investor Presentation, November 2018  10  Grow Construction Products organically and through acquisitions  Expand Transport-ation Products organically as barge and rail markets recover  Improve Energy Equipment’s operational performance while pursuing disciplined growth  Operate a flat and responsive corporate structure

Broad infrastructure market exposure creates growth opportunities across construction, energy, and transportation

Replacement of aging infrastructure

- Recent estimates suggest that improving U.S. infrastructure to an “adequate state” requires a total investment of approximately $4.6 trillion from 2016 to 2025

New infrastructure spending to meet population growth

- Long-term population growth in key Southwest geographies is expected to exceed U.S. growth rates
- Additionally, population growth in Mexico and other Latin American countries is expected to positively impact future infrastructure spending

Changing energy landscape

- Shifting trends in the global energy landscape expected to benefit Arcosa, including:
  - Increased adoption of renewables
  - Increased U.S. oil & gas production, driven by shale basins

Recovery in key transportation markets

- Early signs of recovery in barge and rail markets
- Arcosa is well-positioned to benefit from a market recovery in these areas

Sources: American Society of Civil Engineers, Oxford Economics

11 / Moving Infrastructure Forward — Investor Presentation, November 2018 ARCOSA

A separation that provides the foundation for a strong future

Liquidity to fund growth opportunities

- ~$200M of cash, plus $400M unsecured revolving credit facility
- Healthy free cash flow and relatively light capital intensity

Healthy balance sheet

- No material outstanding debt at time of spin
- No material contingent liabilities

Independent structure

- Trinity distributed 100% of Arcosa shares to Trinity shareholders
- No overlapping directors
- New headquarters

Note: Free cash flow defined as cash provided by operating activities less capex

12 / Moving Infrastructure Forward — Investor Presentation, November 2018 ARCOSA

 Agenda  Company overview and strategic roadmapBusiness segment highlightsFinancial overview and capital allocation strategy  13  Moving Infrastructure Forward — Investor Presentation, November 2018

Construction Products Segment Overview

PRODUCTS


AGGREGATES

Natural sand, gravel and limestone base


SPECIALTY MATERIALS

Shale & clay expanded and hardened in a rotary kiln


CONSTRUCTION SITE SUPPORT

Steel & aluminum trench shoring products and systems

KEY FIGURES

(LTM 6/30/18)

$288M
Revenue

26%
Adjusted EBITDA **Margin**

$30B+
Estimated **annual** market size

REVENUE

by product type ($M)


Construction site support
71
(25%)
217
(75%)
Aggregates and specialty materials

Note: Aggregates and Specialty Materials grouped as “Construction Aggregates” in Financials. Construction Site Support classified as “Other”. See Adjusted EBITDA reconciliation in Appendix to reconcile Adjusted EBITDA margin with Operating Profit margin of 19%.

14 / Moving Infrastructure Forward — Investor Presentation, November 2018 ARCOSA

   Aggregates Overview  Aggregates business operates in favorable Texas and Gulf Coast markets, with opportunities to expand in this fragmented industry    Population and GDP growth in the “Texas Triangle” projected to outpace the national average from 2018-2025Texas Department of Transportation’s (TXDOT) Unified Transportation Plan anticipates $75 billion in infrastructure spending over the next 10 yearsAppealing attributes have brought additional competition and supply          Dallas-Ft Worth market    Houston-Gulf Coast market  Central Texas market    Operate 11 locations across 3 importantmarkets in Texas and the Gulf Coast  Attractive market fundamentals in Texas and Gulf Coast markets  Source: Oxford Economics, TXDOT UTP (2019)  Moving Infrastructure Forward — Investor Presentation, November 2018  15

   Specialty Materials Overview  Specialty lightweight aggregates business has geographic and end market diversity                                                                                                                                    We operate 7 lightweight aggregate locations across the United States  Road and bridge construction  Residential/ commercial  Environmental / Horticulture  Other specialty markets    Nationwide Footprint  Diverse End Markets  Moving Infrastructure Forward — Investor Presentation, November 2018  16  Pre-cast products, stone veneer, rooftile, baseball infield conditioner

   Asset swap for multiple lightweight aggregates operating plants  Acquisition of multiple lightweight aggregates operating plants  Acquisition of multiple lightweight aggregates operating plants  Aggregates and Specialty Materials Growth  Moving Infrastructure Forward — Investor Presentation, November 2018  17  Track record of disciplined acquisitions to expand aggregates and specialty materials platforms  2017  2015  2012  2016  2013  LTM06/30/2018  2014  Combined Aggregates and Specialty Materials Revenue$ Millions    Source: Arcosa financials (2015- LTM 6/30/18); Trinity Industries, Inc. financials (2012-2014)

   Construction Site Support Overview  Trench shoring is a growing platform, driven by nationwide infrastructure spending and regulatory and safety standards  Diverse Product Portfolio      Shoring products apply pressure to the walls of a trench or hole  Increasing focus on worker safety and OSHA compliance  Growing End Markets  Road and bridge construction  Water and sewer construction  Utility construction (Gas / Electric)  Pipeline construction & inspection  Moving Infrastructure Forward — Investor Presentation, November 2018  18

Energy Equipment Segment Overview

Products


WIND TOWERS


UTILITY STRUCTURES

Storage


RESIDENTIAL/COMMERCIAL/
AGRICULTURAL
STORAGE


INDUSTRIAL SCALE & FIELD
ERECTED STORAGE

Key figures

(LTM 6/30/18)

$785M
Revenue

12%
Adjusted EBITDA
Margin

Revenue

by product type ($M)


Storage tanks
and other
200
(25%)
585
(75%)
Utility structures
and wind towers

$700M Backlog in Utility Structures and Wind Towers as of 09/30/18

See Adjusted EBITDA reconciliation in Appendix to reconcile to Operating Profit Margin of 8%; backlog as of 9/30/2018 provided in Trinity Industries, Inc. financials

19 / Moving Infrastructure Forward — Investor Presentation, November 2018 ARCOSA

Wind Power Market Outlook

Wind power is already competitive in the regions that we serve

Wind is projected to be competitive on an unsubsidized basis in 22 states by 2022 …



(USD/MWh)
0
20
40
60
80
100
120
Southeast
Northeast
Mid-Atlantic
West
California
Midwest
Plains
Pacific NW
Texas
Delivered natural gas price (USD/MMBtu)
2
3
4
2017*
2022
2026
US 2017 natural gas LCOE by gas price

…resulting in a market driven business model

- Industry forecasts show drop in wind power installations in 2021, as the 2015 extension of the US Production Tax Credit begins to phase out
- Magnitude of the projected drop is uncertain, and depends on a number of factors, including:
  - Levelized cost of energy vs. other sources of generation, particularly natural gas and solar
  - Renewable Energy Standards at the US state level
  - Federal climate change policy
  - Speed of coal plant retirements
  - Overall load growth
  - Foreign tower imports
  - Future US offshore market

Source: MAKE Consulting (2017 North America Wind Power Outlook)

20 / Moving Infrastructure Forward — Investor Presentation, November 2018

ARCOSA

Storage Tank Market Outlook

Storage tanks serve a diverse group of markets, with higher growth potential in industrial and field-erected storage

RESIDENTIAL / COMMERCIAL / AGRICULTURAL STORAGE



- Aboveground and underground propane tanks
- Vertical tanks and cylinders

MOBILE STORAGE AND TRANSPORTATION





- LPG bobtails
- Large truck transports

INDUSTRIAL-SCALE STORAGE



Storage tanks for gas and liquids, including:

- Liquefied petroleum gases
- Natural gas liquids
- CO_2
- Nitrogen
- Anhydrous ammonia (NH_3)
- Chlorine
- Refrigerant gases

FIELD-ERECTED STORAGE





- Pressurized storage spheres
- Field-erected API storage tanks

21 / Moving Infrastructure Forward — Investor Presentation, November 2018

ARCOSA

       Reliability, renewables, and reducing congestion continue to drive transmission investment…  …and industry forecasts point towards robust spending in the next several years  Other  Reliability  Renewables integration  Economics/congestion  1%  13%  Source: NERC Long Term Reliability Assessment (2017)  Source: C3 Group (2018); projections from 2019-2022 tend to have upward revisions as projects are confirmed  Moving Infrastructure Forward — Investor Presentation, November 2018  22  Utility Structures Market Outlook  Fundamentals of the power transmission industry remain positive  32  2010  2009  2008  2011  2012  2013  2014  2015  2016  2017  2018  2019  31  2020  31  2021  2022  15  16  18  19  24  29  30  30  31  30  30  30  Total U.S. and Canada Electric Transmission: Reported Capital Expenditures$ Billions      Actual  Forecast  Primary Drivers for New Transmission Projects

Transportation Products Segment

Established brands and products primed for growth as transportation markets recover

PRODUCTS



TANK BARGES
HOPPER BARGES
FIBERGLASS COVERS
RAILCAR AXLES
RAILCAR COUPLING DEVICES
INDUSTRIAL & MINING COMPONENTS

KEY FIGURES

(LTM 6/30/18)

$353M
Revenue

16%
Adjusted EBITDA **Margin**

$5B+
Estimated **annual** market size

REVENUE

by product type ($M)



Barges
136
(38%)
217
(62%)
Components

$210M Backlog in Barges as of 09/30/18

See Adjusted EBITDA reconciliation in Appendix to reconcile with Operating Profit Margin of 11%; backlog as of 9/30/2018 provided in Trinity Industries, Inc. financials

23 / Moving Infrastructure Forward — Investor Presentation, November 2018 ARCOSA

Components Overview

Arcosa's components businesses are market leaders with well-established products and reputations

	CASTINGS	FORGINGS
Brands	*McConway & Torley*	STANDARD FORGED PRODUCTS, LLC MCKEES ROCKS FORGINGS
Primary Products	▪ Railcar couplers and related products ▪ Industrial and mining castings 	▪ Axles for freight, tank, and passenger railcars ▪ Crane wheels ▪ Industrial wheels ▪ Gear blanks 
End markets	▪ New railcar market ▪ Maintenance railcar market ▪ Mining and industrial markets	▪ New railcar market ▪ Maintenance railcar market ▪ Mining and industrial markets

24 / Moving Infrastructure Forward — Investor Presentation, November 2018 ARCOSA

Barge Overview

Arcosa is an industry leader in barge manufacturing, fiberglass barge covers, and marine hardware

	Tank barges	Hopper barges	Marine Hardware and Fiberglass covers
Primary Products			▪ Hatches ▪ Winches ▪ Castings ▪ Fiberglass barge covers 
Primary end markets	▪ Refined products ▪ Petrochemicals and Chemicals ▪ Crude oil ▪ Agriculture	▪ Food and farm products ▪ Coal and coal coke ▪ Sand, gravel, and other construction products	▪ New equipment and maintenance for the marine market: Barges, Towboats, Dock facilities

25 / Moving Infrastructure Forward — Investor Presentation, November 2018

ARCOSA

Barge Market Overview

The inland waterway system is a critical part of the country's infrastructure


Portland
San Francisco
Minneapolis
Chicago
Buffalo
Pittsburgh
New York City
Columbus
Cincinnati
Washington D.C.
Kansas City
St. Louis
Tulsa
Knoxville
Atlanta
Shreveport
Houston
New Orleans
Miami
Mississippi River System
Atlantic Intracoastal Waterway
Gulf Intracoastal Waterway
Columbia River System
Other waterways

- 14% of all domestic freight moves on the inland waterway system
- Waterways transport:
  - ~60% of the nation's grain exports
  - ~22% of domestic petroleum and petroleum products
  - ~20% of the coal used in electricity generation
- Inland marine transportation has valuable fuel efficiency and environmental advantages over truck and rail

Jones Act requires barges to be manufactured in the U.S.

Sources: American Society of Civil Engineers 2017 Infrastructure Report Card, Texas Transportation Institute (Jan 2017)

26 / Moving Infrastructure Forward — Investor Presentation, November 2018 ARCOSA

Barge Overview

Since 2010, our barge business has averaged ~$470M in revenue; even in the downturn, operating profit has been positive



Inland Barge business
$ Millions
Revenue
Adjusted EBITDA
422
75
548
113
675
132
577
104
639
124
653
128
403
54
158
14
170
12
2010
2011
2012
2013
2014
2015
2016
2017
2018(P)

- **Healthy returns on capital over the cycle, as Adj. EBITDA / Assets averaged 62% from 2010-2017**
- **Even in the significant downturn over the last several years, this business remained profitable**

Source: Trinity financials for all historical periods. 2018 Projections based on 07/26/18 Trinity Industries, Inc. Guidance. See Adjusted EBITDA reconciliation in Appendix

27 / Moving Infrastructure Forward — Investor Presentation, November 2018 ARCOSA

Barge Market Outlook

Orders in the first half of 2018 have been strong, leading to expectations of significantly improved 2019



Inland Barge business
Book to Bill ratio ($ Value of Orders Signed: $ Value of Orders Produced)
Backlog Growing
Backlog Shrinking
0.1
0.4
0.3
0.2
0.8
0.4
2.3
0.2
1.9
2.7
1.2
1
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18

- Recent book to bill ratios have been strong, and above 1.0, in 4 of last 5 quarters
- 3Q18 customer activity also included finalized supply agreements not included in backlog at this time
- Continue to see healthy inquiry levels for a wide variety of liquid types
- Announced re-opening of idled facility in October to support demand conditions

Source: Trinity Industries, Inc. financials for all periods

28 / Moving Infrastructure Forward — Investor Presentation, November 2018

ARCOSA

 Agenda  Company overview and strategic roadmapBusiness segment highlightsFinancial overview and capital allocation strategy  29  Moving Infrastructure Forward — Investor Presentation, November 2018

   Moving Infrastructure Forward — Investor Presentation, November 2018  30  Financial overview  Key messages  Higher revenue and EBITDA expected in 2019  Liquidity and balance sheet capacity to fund growth  Disciplined capital allocation process  Lean operating model, with focus on improving ROIC

Stage 1 Priorities

Actions completed or underway

Priority	Actions
Grow Construction Products	▪ Pursuing pipeline of acquisitions across aggregates, specialty materials, and construction site support
Improve Energy Equipment	▪ Extending Continuous Improvement program from Wind Towers to rest of Energy Equipment ▪ In process of divesting certain businesses in "Other" Energy Equipment
Expand Transportation Products	▪ Preparing barge plants for increased production in 2019, including announced re-opening of idled plant ▪ Expanding components business to new customers and markets
Operate a flat corporate structure	▪ Outsourced certain corporate functions as part of separation ▪ Streamlined corporate structure to reduce layers

2019 EBITDA guidance of $180-195M

FY 2019 guidance as of November 1, 2018. See EBITDA reconciliation included in Appendix for reconciliation to 2019 Net Income range of $81-89M

31 / Moving Infrastructure Forward — Investor Presentation, November 2018

ARCOSA

   Revenue ($M’s)  2017  1,421  2015  1,704  LTM 6/30/18  2016  2019P  1,462  2,140  1,550-1,650  2019 Guidance  Overall EBITDA expected to be higher in 2019 than 2018, driven by barge recovery and operating improvements  EBITDA ($M’s)  2019P  2016  377  2015  196  2017  LTM 6/30/18  263  182  180-195          Energy Equipment  Transportation Products  Corporate/ Other  Construction Products  Moving Infrastructure Forward — Investor Presentation, November 2018  32  See EBITDA reconciliation included in Appendix for reconciliation to 2019 Net Income range of $81-89M   FY 2019 guidance as of November 1, 2018

   Positives from 2018  Challenges from 2018  Moving Infrastructure Forward — Investor Presentation, November 2018  33    2019 Guidance  We expect EBITDA of $180-195M in 2019  2019 revenue guidance: $1,550-1,650M2019 EBITDA guidance: $180-195M  $10-15M of incremental public company costs (will be in corporate costs)Lower margin in Components, due to 2019 market pricing in sales agreement with TrinityRail    Barge recovery expected to result in higher revenue and operating marginEnergy Equipment improvementsPlanned exit of certain businesses in “Other” Energy Equipment Continuous improvement programContinued strength in Construction Products  FY 2019 guidance as of November 1, 2018. See EBITDA reconciliation included in Appendix for reconciliation to 2019 Net Income range of $81-89M

Liquidity and balance sheet capacity to pursue growth

Strong Available Liquidity Position	▪ ~$200M of cash at separation ▪ No material outstanding debt at time of separation ▪ Unencumbered balance sheet
5-Year Credit Facility	▪ $400M five-year unsecured credit facility ▪ Lender group comprised of leading relationship banks
Appropriate Use of Leverage	▪ Long term target leverage of 2.0 – 2.5x Net Debt to EBITDA, implying $400-500M of capacity

Note: Net debt defined as Total Debt minus Cash

34 / Moving Infrastructure Forward — Investor Presentation, November 2018 ARCOSA

Capital Allocation Priorities

Balanced capital allocation strategy across organic investments and acquisitions

Organic investments

- Balance between growth and maintenance investments
- Capital expenditures averaged ~$84M annually in 2016 and 2017
  - Construction Products: $47M (includes reserve investments)
  - Energy: $26M
  - Transportation: $11M
- Target short cash payback periods for internal investments

Acquisitions

- Invest in acquisitions that will:
  - Enhance our strategic position
  - Reduce the cyclicality of the total portfolio
- Current pipeline of potential acquisitions in construction, energy, and transportation markets
- Acquisitions likely to be a combination of bolt-ons and strategic acquisitions

Return of capital to shareholders

- Anticipate paying quarterly dividends
- Expect share repurchase authorization

35 / Moving Infrastructure Forward — Investor Presentation, November 2018 ARCOSA

Capital Allocation Priorities

How we assess potential acquisitions

Strategic alignment	Market growth potential	Profitability & returns	Market dynamics	Culture and capabilities
▪ Fit with broader strategy of growing in attractive infrastructure-related markets ▪ Re-positioning of portfolio to more stable, less cyclical profile ▪ Leverage from current manufacturing or mining/processing platforms	▪ Exposure to fast-growing submarkets within broader infrastructure market ▪ Attractive top line growth ▪ Platform for additional acquisition growth opportunities	▪ Attractive returns on invested capital over an economic cycle ▪ Current EBITDA margins ▪ Path to grow EBITDA margins	▪ Market dynamics leading to attractive returns on capital	▪ Cultural potential to thrive within Arcosa's operating model (e.g., safety, compliance, sustainability commitments) ▪ High ethics and integrity ▪ Brings additional talent to Arcosa

36 / Moving Infrastructure Forward — Investor Presentation, November 2018 ARCOSA

   37  Capital Expenditures ($M’s)  Net cash from operating activities ($M’s)  Moving Infrastructure Forward — Investor Presentation, November 2018  2015  LTM 6/30/18  2016  2017  Pre-Tax Return on Invested Capital  2015  2016  9.5%  2017  8.4%  LTM 6/30/18  15.7%  14.6%  Focus on improving ROIC  Cash generation has been healthy; focus is on improving ROIC  Working capital as % of Sales  Moving Infrastructure Forward — Investor Presentation, September 2018  LTM 6/30/18  2015  2016  2017  LTM 6/30/18  24.1%  2015  2016  21.5%  2017  17.6%  23.2%  Notes: Capex includes reserve investments in Construction Products segment. Pre-Tax ROIC defined as Income Before Income Taxes for the period divided by Average Ending Equity

Lean operating model

Actions are underway to reduce layers and make costs more variable

Guiding principles

- Reduce layers to expedite decision making and enhance connections with customers and other stakeholders
- Encourage an entrepreneurial culture
- Maintain small corporate team performing limited set of activities
- Leverage external support and technological innovation in order to increase cost flexibility (e.g., outsourced IT functions)
- Focus on improving ROIC

Corporate actions taken prior to spin

- Outsourced certain corporate functions, where appropriate
- Streamlined corporate structure to reduce layers
- Maintained best practices from Trinity

Incremental independent public company costs expected to be $10-15M per year, but actions underway to offset these costs in the medium term

38 / Moving Infrastructure Forward — Investor Presentation, November 2018 ARCOSA

Environmental, social, and governance impact

Our board and leadership team are committed to ESG impact

Safety and health

Protecting the safety and health of our people guides us in everything we do

- Safety Excellence program rolled out to plants
- Our trench shoring products are used for worker protection in the construction industry



Environment

We are stewards of the environment and committed to sustainability

- A leading producer of wind towers for renewable power generation
- Arcosa headquarters is LEED Gold, Energy Star Certified
- Instituted sustainability program to track environmental metrics



People & communities

Our people contribute to the communities in which they live and work

- Ethics Training and Certification programs
- Extensive community engagement programs
- Talent development program to build the skills and experience of our team



Governance

We are committed to the highest principles of corporate governance

- Chairman and CEO roles are separated
- Management pay linked to performance
- Commitment to disclosure and transparency



39 / Moving Infrastructure Forward — Investor Presentation, November 2018 ARCOSA

   As a leadership team, we are committed to building a culture of trust with our investors, analysts, and other stakeholders  Moving Infrastructure Forward — Investor Presentation, November 2018  40  Credibility  Accessibility  Transparency

   Appendix

Management team

Experienced leadership team with renewed focus on growth



Antonio Carrillo
President & CEO



Scott Beasley
Chief Financial Officer



Reid Essl
Construction Products



Kerry Cole
Energy Equipment



Jess Collins
Transportation Products



Kathryn Collins
Chief HR Officer



Bryan Stevenson
Chief Legal Officer



Mary Henderson
Chief Accounting Officer



Gail Peck
SVP, Finance & Treasurer

42 / Moving Infrastructure Forward — Investor Presentation, November 2018

ARCOSA

Board of directors

Board Members bring diverse expertise and leadership experience



Rhys Best, Non-Executive Chairman of Arcosa

- Former Director of Trinity Industries, Inc.
- Non-Executive Chairman of MRC Global, Inc.



Antonio Carrillo

- President and CEO of Arcosa
- Former Director of Trinity Industries, Inc.



John Lindsay

- President and CEO of Helmerich & Payne, Inc.



Joe Alvarado

- Former Chairman and CEO of Commercial Metals Company



Jay Craig

- Chief Executive Officer and President of Meritor, Inc.



Douglas Rock

- Former Director of Trinity Industries, Inc.
- Former Chairman and CEO of Smith International, Inc.



David Biegler

- Former Director of Trinity Industries, Inc.
- Former Chairman, President and CEO of Southcross Energy Partners GP, LLC.



Ron Gafford

- Former Director of Trinity Industries, Inc.
- Former President and CEO of Austin Industries, Inc.



Melanie Trent

- Former EVP, General Counsel and Chief Administrative Officer of Rowan Companies plc.

43 / Moving Infrastructure Forward — Investor Presentation, November 2018 ARCOSA

Construction Products Segment Overview







	Aggregates	Specialty Materials	Construction Site Support
Footprint	▪ 11 operating locations in Texas and Louisiana	▪ 7 operating locations across the United States	▪ 2 trench shoring manufacturing plants, plus additional rental locations in Michigan
Value Proposition	▪ Strategically located reserves in fast growing TX & Gulf Coast markets ▪ Deep customer relationships with major concrete producers & construction companies ▪ Intimate knowledge of land and operating companies in our markets	▪ Nationwide footprint to cost-effectively serve customers across the country ▪ Specialized technical sales force to work with customers on lightweight material applications ▪ Processing expertise to run critical rotary kiln operations	▪ Industry-leading innovation of trench shoring and safety products ▪ Manufacturing capacity to serve the strong rental market ▪ Healthy category growth driven by increased focus on worker safety and OSHA regulations

44 / Moving Infrastructure Forward — Investor Presentation, November 2018 ARCOSA

Energy Equipment Segment Overview











	Wind towers	Utility structures	Storage tanks
Footprint	▪ 4 manufacturing plants currently producing wind towers in US and Mexico	▪ 6 manufacturing plants currently producing utility structures in US and Mexico	▪ 3 manufacturing locations producing energy storage products in US and Mexico
Value proposition	▪ A leading manufacturer of wind towers in North America, having produced >12,000 towers ▪ Low cost manufacturing platform dedicated to operational excellence ▪ Long-term relationships with industry leaders ▪ Strong relationships with steel mills ▪ ISO 9001:2015	▪ A leading provider of engineered, tubular and lattice steel structures for electricity transmission and distribution ▪ Original pioneer of tubular steel transmission structures, known for long history of innovation ▪ Experienced engineering team supported by proprietary software and a full-scale testing facility ▪ Highly valued alliances with leading utility customers ▪ ISO 9001:2015	▪ Reputation for quality built on decades of service ▪ Access to Mexico manufacturing platform ▪ Flexible platform to respond to different types of storage needs ▪ ISO 9001:2015

45 / Moving Infrastructure Forward — Investor Presentation, November 2018 ARCOSA

Transportation Products Operating Overview

	COMPONENTS	BARGES
	 	 
Footprint	▪ 3 manufacturing facilities in the United States	▪ 4 manufacturing facilities along the inland river system, plus additional barge cover facilities
Value proposition	▪ A leading manufacturer of steel components for rail transportation. Primary product lines include railcar coupling devices, railcar axles, and circular forgings ▪ Modernized foundries in the US, with global sourcing capabilities to supplement production ▪ Specialized intellectual property ▪ Capacity to serve rail and industrial markets throughout cycles	▪ Industry-leading inland barge manufacturing capacity, with proven ability to operate in cyclical markets ▪ Flexibility to shift between barge types ▪ Long-term relationships with leading barge operators ▪ Strong relationships with steel mills ▪ Also provide fiberglass barge covers and a full line of deck hardware to the marine industry

46 / Moving Infrastructure Forward — Investor Presentation, November 2018 ARCOSA

Barge Market Overview

Inland barges serve a diverse set of commodity markets

Dry cargo transported by inland barge, by commodity (%)


Iron / Ores / Scrap
Manufactured Goods / Other
4%
11%
Coal and Coal Coke
33%
Sand, Gravel, Stone, And Other
23%
29%
Food and Farm Products

- **Total hopper barge fleet:** 18,819 barges
- **Average age:** 14.6 years
- **Recent softness from oversupply of dry barges, but replacement demand as fleet continues to age**

Liquid cargo transported by inland barge, by commodity (%)


Agricultural
1%
Petrochemicals and Chemicals
22%
Refined Products
58%
19%
Black Oil

- **Total fleet:** 3,617 barges
- **Average age:** 14.7 years
- **Strong demand for liquid barges in last 6 months across wide variety of commodity types**

Sources: US Corps of Engineers (2016-2017), Informa Economics

47 / Moving Infrastructure Forward — Investor Presentation, November 2018 ARCOSA

EBITDA reconciliation: Arcosa

Guidance as of November 1, 2018	2019P		LTM	Fiscal Years ended December 31,		
$ Millions	Low	High	6/18	2017	2016	2015
Net income	$81.0	$89.0	$89.0	$89.7	$123.0	$135.0
Add:						
Interest expense	$2.0	$2.0	$0.0	$0.0	$0.0	$0.4
Provision/(Benefit) for income taxes	$27.0	$29.0	$25.9	$40.4	$74.2	$84.2
Depreciation & amortization expense	$70.0	$75.0	$67.2	$65.7	$65.6	$67.8
Goodwill Impairment	$0.0	$0.0	$0.0	$0.0	$0.0	$89.5
Net income before interest expense, income taxes, and depreciation and amortization expense	$180.0	$195.0	$182.1	$195.8	$262.8	$376.9

"EBITDA" is defined as net income plus interest expense, income taxes, and depreciation and amortization including goodwill impairment charges. EBITDA is not a calculation based on generally accepted accounting principles. The amounts included in the EBITDA calculation, however, are derived from amounts included in the historical statements of operations data. In addition, EBITDA should not be considered as an alternative to net income or operating income as an indicator of our operating performance, or as an alternative to operating cash flows as a measure of liquidity. We believe EBITDA assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors.

48 / Moving Infrastructure Forward — Investor Presentation, November 2018 ARCOSA

Adjusted EBITDA reconciliation by Arcosa Segment

$ Millions	LTM 6/18	Fiscal Years ended December 31, 2017	2016	2015
Construction Products Segment				
Operating Profit	$54.8	$53.7	$59.3	$50.4
Add: Depreciation & amortization expense	$20.0	$18.4	$16.0	$15.6
Adjusted EBITDA	$74.8	$72.1	$75.3	$66.0
Energy Equipment Segment				
Operating Profit	$61.7	$78.4	$87.7	$8.4
Add: Depreciation & amortization expense	$30.2	$30.2	$31.7	$32.9
Add: Goodwill Impairment	$0.0	$0.0	$0.0	$89.5
Adjusted EBITDA	$91.9	$108.6	$119.4	$130.8
Transportation Products Segment				
Operating Profit	$39.6	$39.0	$87.3	$197.7
Add: Depreciation & amortization expense	$17.0	$17.1	$17.9	$19.3
Adjusted EBITDA	$56.6	$56.1	$105.2	$217.0
Operating Profit – Corporate	($37.7)	($39.4)	($33.5)	($38.7)
Other, net expense	($3.5)	($1.6)	($3.6)	$1.4
Add: Interest expense	$0.0	$0.0	$0.0	$0.4
EBITDA	$182.1	$195.8	$262.8	$376.9

"Adjusted EBITDA" is defined as segment operating profit plus depreciation and amortization including goodwill impairment charges. "Adjusted EBITDA Margin" is defined as Adjusted EBITDA divided by Revenue. Since income taxes and interest expense are not allocated to the segment level, they are not added back in the calculation of adjusted EBITDA. For a reconciliation of EBITDA to net income, see the accompanying EBITDA reconciliation. Adjusted EBITDA is not a calculation based on generally accepted accounting principles. The amounts included in the Adjusted EBITDA calculation, however, are derived from amounts included in the historical statements of operations data. In addition, Adjusted EBITDA should not be considered as an alternative to net income or operating income as an indicator of our operating performance, or as an alternative to operating cash flows as a measure of liquidity. We believe adjusted EBITDA assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors.

49 / Moving Infrastructure Forward — Investor Presentation, November 2018 ARCOSA

Adjusted EBITDA reconciliation: Trinity's Historic Barge Segment

$ Millions

	Fiscal Years ended December 31,				
	2018(P) (1)	2017	2016	2015	2014
Barge (FY14 – FY18(P))					
Operating Profit	$5.1	$6.4	$45.3	$117.0	$114.4
Add: Depreciation & amortization expense	$7.3	$7.3	$8.4	$10.5	$9.3
Adjusted EBITDA	$12.4	$13.7	$53.7	$127.5	$123.7

	Fiscal Years ended December 31,			
Barge (FY10 – FY13)	2013	2012	2011	2010
Operating Profit	$96.0	$124.7	$106.4	$69.0
Add: Depreciation & amortization expense	$8.1	$7.6	$6.4	$5.5
Adjusted EBITDA	$104.1	$132.3	$112.8	$74.5

(1) Based on Trinity Industries guidance provided on 7/26/2018; revenues of $170M and operating profit margin of 3%; depreciation assumed equal to FY 2017 level

"Adjusted EBITDA" is defined as segment operating profit plus depreciation and amortization expense. Since income taxes and interest expense are not allocated to the segment level, they are not added back in the calculation of adjusted EBITDA. For a reconciliation of EBITDA to net income, see the accompanying EBITDA reconciliation. Adjusted EBITDA is not a calculation based on generally accepted accounting principles. The amounts included in the adjusted EBITDA calculation, however, are derived from amounts included in the historical statements of operations data. In addition, adjusted EBITDA should not be considered as an alternative to net income or operating income as an indicator of our operating performance, or as an alternative to operating cash flows as a measure of liquidity. We believe adjusted EBITDA assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors.

50 / Moving Infrastructure Forward — Investor Presentation, November 2018 ARCOSA

Investor Presentation  November 2018